UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or SECTION 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2022

CC Neuberger Principal Holdings III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39984	98-1552405
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue, 58th Floor New York, NY	10166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 355-5515

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	PRPC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	PRPC	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PRPC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Backstop Agreement

On January 6, 2022, CC Neuberger Principal Holdings III (the “Company”) entered into a backstop facility agreement (the “Backstop Agreement”) with Neuberger Berman Opportunistic Capital Solutions Master Fund LP (“NBOKS”), whereby NBOKS agreed to, subject to the availability of capital it has committed to all SPACs sponsored by CC Capital Partners, LLC and NBOKS on a first come first serve basis and the other terms and conditions included therein, at the closing of an initial business combination, subscribe for the Company’s Class A Ordinary Shares, par value $0.0001 per share (the “Ordinary Shares”), for $10.00 per share to fund redemptions by shareholders of the Company in connection with such business combination in an aggregate amount of up to $300,000,000. The Backstop Agreement allows NBOKS to be excused from its purchase obligation thereunder in connection with such business combination if any direct or indirect investor in NBOKS with opt-out rights exercises such rights in connection with such business combination.

The Backstop Agreement contains customary representations, warranties, covenants and agreements of the Company and NBOKS and is subject to customary closing conditions and termination rights.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The Ordinary Shares to be offered and sold and issued in connection with the Backstop Agreement will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.
10.1	Backstop Agreement
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2022

CC NEUBERGER PRINCIPAL HOLDINGS III

By:	/s/ Matthew Skurbe
Name:	Matthew Skurbe
Title:	Chief Financial Officer